Exhibit 99.2

Centrus Announces Pricing of $500 Million Underwritten Public Offering of Class A Common Stock and Warrants

9/9/2026

BETHESDA, Md.--(BUSINESS WIRE)—Centrus Energy Corp. (NYSE: LEU) (“Centrus” or the “Company”) today announced the pricing of its previously announced underwritten public offering of 500,000 shares of its Class A common stock (the “Class A Common Stock”), pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 2,005,513 shares of Class A Common Stock and common warrants (the “Common Warrants”) to purchase up to an aggregate of 6,992,382 shares of Class A Common Stock.

The offering is priced at a combined public offering price of $199.64 per share of Class A Common Stock and accompanying Common Warrants and $199.54 per Pre-Funded Warrant and accompanying Common Warrants. The purchase price of each Pre-Funded Warrant is equal to the price per share at which shares of Class A Common Stock are being sold in the offering, minus the exercise price for the Pre-Funded Warrants of $0.10 per share. Investors purchasing shares of Class A Common Stock or Pre-Funded Warrants will also receive a pro rata allocation of Common Warrants based on the number of shares of Class A Common Stock or Pre-Funded Warrants purchased by that investor. The closing of the offering is expected to occur on or about September 11, 2026, subject to the satisfaction of customary closing conditions.

The Pre-Funded Warrants will be immediately exercisable upon issuance for an aggregate of 2,005,513 shares of Class A Common Stock at a nominal exercise price of $0.10 per share. The Common Warrants will be immediately exercisable from the date of issuance for an aggregate of 6,992,382 shares of Class A Common Stock. The Common Warrants will be issued in four series, each with an aggregate exercise price of approximately $500 million. The exercise price for each series will equal $226.8625, $272.2350, $317.6075, and $362.9800 per share of the Class A Common Stock, respectively. Each series will be divided into two equal tranches. The first tranche will expire on the second, third, fourth or fifth anniversary of September 10, 2026, as applicable, and the second tranche will expire on the date that is nine weeks after each such anniversary.

The gross proceeds from the offering are expected to be approximately $500 million, before deducting the underwriting discount and other estimated offering expenses payable by Centrus. The gross proceeds from the offering do not include any proceeds that may be received upon exercise of the Common Warrants. The Company intends to use the net proceeds from the offering for general working capital and corporate purposes, which may include investment in technology development and deployment, repayment or repurchase of outstanding debt, capital expenditures, potential acquisitions and other business opportunities and purposes.

Guggenheim Securities is acting as lead book-running manager and Barclays is acting as a book-running manager for the offering.

A registration statement relating to these securities was filed with the Securities and Exchange Commission (“SEC”) on November 6, 2025 and became automatically effective upon filing. Any offer, solicitation or sale will be made only by means of the prospectus supplement and the accompanying prospectus. Current and potential investors should read the registration statement, the prospectus supplement and the accompanying prospectus, including the risk factors described therein and in the documents incorporated by reference therein, and the other documents that Centrus has filed with the SEC for more complete information about Centrus and the offering, which may be obtained free of charge at the website maintained by the SEC at www.sec.gov. Copies of the prospectus supplement and the accompanying prospectus, when available, may be obtained free of charge from Guggenheim Securities, LLC, Attention: Equity Syndicate Department, 330 Madison Avenue, 8th Floor, New York, NY 10017, by telephone at (212) 518-9544, or by email at GSEquityProspectusDelivery@guggenheimpartners.com; and Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (or by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847).

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any offer or sale of securities in any state or jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Centrus Energy Corp.

Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal.

With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America’s uranium enrichment capabilities at scale so that Centrus can meet America’s clean energy, energy security, and national security needs.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which in this context means statements that express Centrus’ opinions, expectations, objectives, beliefs, plans, intentions, strategies, assumptions, forecasts or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The words “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continue,” “might,” “possible,” “potential,” “predict,” “project,” “goal,” “would,” “commit,” or, in each case, their negative or other variations or comparable terminology, and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release and include statements regarding Centrus’ intentions, beliefs or current expectations concerning, among other things, the completion of the offering on the anticipated timeline or at all, the anticipated use of proceeds from the offering, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Centrus operates. Such forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks, and uncertainties.

Particular factors that involve uncertainty and could cause Centrus’ actual future results to differ materially from those expressed in its forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: its ability to conclude negotiations with its customers; the war in Ukraine and other geopolitical conflicts; its government contracts, including related to changes to the U.S. government’s appropriated funding levels for HALEU, the government’s inability to satisfy its obligations, and its lease to its facility in Piketon, Ohio; whether or when government demand for HALEU or LEU for government or commercial uses will materialize and at what level; the impact and potential extended duration of a supply/demand imbalance in the market for LEU; significant competition from major LEU producers, including foreign competitors, that may be less cost sensitive than Centrus; limitations on its ability to compete in foreign markets; pricing trends and demand in the uranium and enrichment markets, especially in light of the potential of limited supply and its dependence on others for deliveries of LEU; and its ability to successfully implement its planned expansion projects in Piketon, Ohio and Oak Ridge, Tennessee.

Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this press release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this press release and in Centrus’ filings with the SEC, including under Part I, Item 1A – “Risk Factors” in its most recent Annual Report on Form 10-K, under Part II, Item 1A – “Risk Factors” in its subsequent Quarterly Reports on Form 10-Q, and in its other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect its business. Centrus does not undertake to update its forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Contacts:

Media — Dan Leistikow

LeistikowD@centrusenergy.com

Investors — Neal Nagarajan

NagarajanNK@centrusenergy.com